UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2006
Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	( Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
Press Release

Item 8.01 Other Events
Common Stock Approved for NASDAQ National Market Re-Listing
     Lakes Entertainment, Inc. (“Lakes”) received notification from NASDAQ Staff that its application for the quotation of its common stock on the NASDAQ National Market System has been approved. Lakes expects that its common stock will commence trading on the NASDAQ National Market System with the opening of trading on Thursday, March 23, 2006 under the symbol “LACO”. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

	(a)	Not Applicable

	(b)	Not Applicable

	(c)	Exhibits

99.1		Lakes Entertainment, Inc. press release dated March 21, 2006.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)

Date: March 22, 2006	/s/ Timothy J. Cope
Name: Timothy J. Cope
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lakes Entertainment, Inc. press release dated March 21, 2006.